Exhibit 10.4

THIS INSTRUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

Cendera Bank
P.O. Box 97
Bells, TX 75414
Attn: Ross Edmiston

TO BE RECORDED IN THE
REAL PROPERTY RECORDS OF
TROUP COUNTY, GEORGIA

DEED TO SECURE DEBT, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT

THIS DEED TO SECURE DEBT, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (herein referred to as the "Lien Instrument"), is entered into as of August 26, 2026, by **WILD ANIMAL SAFARI, INC.**, a Georgia corporation, as grantor for all purposes hereunder ("Borrower"), whose mailing address for notice hereunder is 1300 Oak Grove Road, Pine Mountain, GA 31822, for the benefit of **CENDERA BANK**, a Texas state bank, as beneficiary for all purposes hereunder ("Lender") whose address is P.O. Box 97, Bells, TX 75414. For all state law, statutory and other purposes hereunder, (i) the term "Borrower" as used herein shall be deemed to mean a grantor of the Mortgaged Property as described herein the same as if the term "grantor" were used in lieu of the term "Borrower" throughout this Lien Instrument, and (ii) the term "Lender" as used herein shall be deemed to mean a grantee of the Mortgaged Property with all of the rights conferred hereby the same as if the term "grantee" were used in lieu of the term "Lender" throughout this Lien Instrument.

ARTICLE I
DEFINITIONS

1.1 Definitions. As used herein, the following terms shall have the following meanings:

Borrower: The individual or entity described as Borrower in the initial paragraph of this Lien Instrument and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Lender's consent to any Disposition of the Mortgaged Property).

Code: The Uniform Commercial Code, as amended from time to time, in effect in the state in which the Mortgaged Property is situated.

Contracts: Any and all: (i) contracts for the purchase and/or sale of all or any portion of the Mortgaged Property, whether such contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit

provided or to be provided by the purchasers under the contracts, including all amendments and supplements to and renewals and extensions of the contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents or other entitlements with respect to water, wastewater, and other utility services whether executed, granted, or issued by a Person, which are directly or indirectly related to, or connected with, the development, ownership, maintenance or operation of the Mortgaged Property, whether such contracts, licenses, permits, rights and entitlements are now or at any time thereafter existing, including without limitation, any and all certificates, licenses, zoning variances, permits, and no-action letters from each Governmental Authority required: (a) to evidence compliance by Borrower and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property; (b) for the construction and/or development of any improvements on the Mortgaged Property or rehabilitation thereof, if applicable; and (c) to develop and/or operate the Mortgaged Property as a commercial and/or residential project, as the case may be; (iii) financing arrangements relating to the financing of or the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) economic incentives or similar agreements or understandings; and (v) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, repair, management or ownership of the Mortgaged Property (save and except any and all Leases).

Default Interest Rate: Such term shall have the same meaning as provided in the Note.

Disposition: Such term shall have the same meaning as provided in the Loan Agreement.

Environmental Indemnity Agreement: That certain Environmental Indemnity Agreement of even date herewith executed by Borrower for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Event of Default: Any happening or occurrence described in Article VI hereof.

Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, generating, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, lighting, traffic control, waste disposal, raw and potable water, gas, electrical, storm and sanitary sewer, telephone and cable television facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

Governmental Authority: Any and all applicable courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or for any quasi-governmental units (development districts or authorities).

Improvements: Any and all buildings, structures and other improvements, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed, or constructed upon the Land or any part thereof.

Indebtedness: (i) The principal, interest and other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments or premiums payable under the Loan Documents; (iii) such additional or future sums (whether or not obligatory), with interest thereon, as may hereafter be borrowed or advanced from Lender, its successors or assigns, by the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (iv) any and all other indebtedness, obligations and liabilities of any kind or character of Borrower to Lender, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, joint venture, trust or other type of business association or other legal entity, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise; and (v) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements and extensions thereof, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums. Notwithstanding the foregoing provisions of this definition, this Lien Instrument shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate.

Land: That certain real property or interest more particularly therein described in Exhibit A attached hereto and incorporated herein by reference, together with all rights, titles, interests and privileges of Borrower in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water, water rights and water courses which are appurtenant to, located on, under or above or used in connection with the Mortgaged Property, or any part thereof, whether adjudicated or unadjudicated, conditional or absolute, tributary or non-tributary, surface or underground, designated or undesignated; (iv) timber and crops pertaining to such real property; and (v) all appurtenances and all reversions and remainders in or to such real property.

Leases: The right, title and interest of Borrower in any and all leases, master leases, subleases, licenses, concessions, or other agreements (whether written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use or occupy, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith, whether entered into before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. §101, et seq., as amended.

Lender: **CENDERA BANK,** a Texas state bank, whose address for notice hereunder is P.O. Box 97, Bells, TX 75414, and the subsequent holder or holders, from time to time, of the Note.

Lessee: As applicable, individually or collectively, a lessee or tenant under any of the Leases.

License: A limited non-assignable license, subject to automatic termination under this Lien Instrument, and all other terms and provisions hereof, to exercise and enjoy all incidences of the status of a lessor with respect to the Rents, including the right to collect, demand, sue for, attach, levy, recover, and receive the Rents on behalf of Lender and to give proper receipts, releases, and acquittances therefor.

Loan Agreement: That certain Loan Agreement of even date herewith by and between Borrower and Lender, governing advances under the loan evidenced by the Note and secured, inter alia, by this Lien Instrument.

Loan Documents: The Loan Agreement, the Note, this Lien Instrument, the Environmental Indemnity Agreement, the Guaranty and any and all other agreements, documents and instruments now or hereafter executed by Borrower, Guarantor or any other Person or party in connection with the loan evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof and thereof.

Minerals: All right, title and interest of Borrower, if any, in and to all substances in, on, under or above the Land which are now, or may become in the future, intrinsically valuable, and which now or may be in the future enjoyed through extraction or removal from the Land, including, without limitation, oil, gas, all other hydrocarbons, coal, lignite, carbon dioxide, all other non-hydrocarbon gases, uranium, all other radioactive substances, gold, silver, copper, iron and all other metallic substances or ores.

Mortgaged Property: The Land, Minerals, Fixtures, Improvements, Personalty, Economic Incentives, Contracts, Leases, Rents, Reserves, and any interest of Borrower now owned or hereafter acquired in and to the foregoing, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations, together with any and all proceeds of any of the foregoing. As used in this Lien Instrument, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any part of the above and all or, where the context permits or requires, any interest therein.

Note: That certain Promissory Note of even date herewith, incorporated herein by this reference, executed by Borrower and payable to the order of Lender in the principal amount of **ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00)** and any and all amendments, renewals, restatements, replacements, modifications, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.

Notice of Enforcement. A notice from Lender to any Lessee under a Lease stating that the License has been terminated and instructing each such Lessee under a Lease to pay all current and future Rents and Revenues under the Leases directly to Lender, and attorn in respect of all other obligations thereunder directly to Lender.

Obligations: Any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Pledgor or any other Person or party to the Loan Documents to Lender or others as set forth in the Loan Documents.

Operating Expenses: All costs and expenses related to the ownership, operation, management, repair and leasing of the Land and Improvements, including ground lease payments, costs and expenses associated with the operation of any garage associated with and constituting a portion of the Land and Improvements, insurance charges and premiums for coverages related to the Mortgaged Property, ad valorem taxes and other impositions, the costs of prevention of waste, ordinary repairs, maintenance, environmental audits, property management, security, normal fees paid to accountants, reasonable marketing and promotional expenses, reasonable legal expenses, the cost and expense of all obligations under the Leases and all costs related to compliance with applicable requirements of any Governmental Authority.

Permitted Disposition: Such term shall have the same meaning as provided in the Loan Agreement.

Permitted Exceptions: The liens, easements, restrictions, security interests and other matters (if any) expressly listed as special exceptions (i.e., not pre-printed or standard exceptions) to coverage in the title insurance policy insuring the lien of this Lien Instrument and the liens and security interests created by the Loan Documents.

Person: Any corporation, limited liability company, limited liability partnership, general partnership, limited partnership, firm, association, joint venture, trust or any other association or legal entity, including any public or governmental body, quasi-governmental body, agency or instrumentality, as well as any natural person.

Personalty: All of the right, title, and interest of Borrower in and to any and all (i) furniture, furnishings, equipment, machinery, tangible personal property, and goods located within, used in the operation of or derived from the Improvements, (ii) crops, farm products, timber and timber to be cut, animals, livestock, and the unborn young of animals (whether owned now or acquired later), and extracted Minerals; (iii) general intangibles (including payment intangibles), money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, copyrights, monetary obligations, chattel paper (including electronic chattel paper), instruments, investment property, documents, letter of credit rights, inventory and commercial tort claims; (iv) all cash funds, fees (whether refundable, returnable or reimbursable), deposit accounts or other funds or evidences of cash, credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; and (v) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Borrower, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, design, development, construction, financing, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements and substitutions thereto or therefor and the proceeds thereof.

Rent Demand: Written notice from Lender or the Trustee to Borrower instructing Borrower to deliver to Lender all accruing Rents and all Rents that have accrued but are unpaid.

Rents: Any and all rents, revenues, royalties, income, issues, proceeds, bonus monies, profits, security and other types of deposits (after Borrower acquires title thereto) and other benefits paid or payable by parties to the Leases and/or Contracts (other than Borrower) for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying all or any portion of the Mortgaged Property.

Reserves: All sums on deposit or due under any of the Loan Documents now or hereafter executed by Borrower for the benefit of Lender including (i) the accounts into which the Reserves have been deposited; (ii) all interest, if any, on said accounts; (iii) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto; (iv) all sums now or hereafter therein or represented thereby; (v) all instruments and documents now or hereafter evidencing the Reserves or such accounts; (vi) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom); and (vii) all replacements, substitutions or proceeds of the foregoing.

1.2 Additional Definitions. As used herein, the following terms shall have the following meanings: (i) "hereof," "hereby," "hereto," "hereunder," "herewith," and similar terms mean of, by, to, under and with respect to, this Lien Instrument or to the other documents or matters being referenced; (ii) "heretofore" means before, "hereafter" means after, and "herewith" means concurrently with the date of this Lien Instrument; (iii) "including" means including, without limitation; and (iv) all capitalized terms not defined in Section 1.1 hereof shall have the meanings ascribed to such terms in the Loan Agreement.

1.3 Not a Revolver Facility. It is expressly understood and agreed that the Indebtedness is not intended to be a "revolver" facility and that no principal amount repaid by Borrower may be reborrowed by Borrower.

ARTICLE II
GRANT

2.1 Grant. THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, INCLUDING THE INDEBTEDNESS HEREIN RECITED, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, BORROWER HEREBY IRREVOCABLY GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO AND IN FAVOR OF LENDER AND ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Borrower's estate, right, title and interest in, to and under any and all of the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behalf of Lender and the successors and assigns of Lender, IN FEE SIMPLE Forever; and Borrower covenants that Borrower is lawfully seized and possessed of the Mortgaged Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for this Lien Instrument and the Permitted Exceptions, and that Borrower does WARRANT AND WILL FOREVER DEFEND the title thereto against the claims of all persons claiming by, through or under Borrower, except as to the Permitted Exceptions; provided, however, that if Borrower shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date same are to be performed and discharged, then in such case, this Lien Instrument shall be cancelled and surrendered; otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Lender confirming that the Indebtedness has not been fully paid or the Obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact. This conveyance is intended to operate as and is to be construed as a deed passing the title to the Mortgaged Property to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt (including, e.g., O.C.G.A. §44-14-60), and not as a mortgage, and is given to secure the Indebtedness.

2.2 Fixed Rate Provider.

(a) South State Bank, N.A. d/b/a ARC Fixed Rate Provider (including its successors and assigns) ("Fixed Rate Provider"), is an additional secured party under this Lien Instrument. Any of the terms mortgagee, beneficiary, secured party or other term intended to reference the entity benefiting from the security interest or lien created hereunder to secure Borrower's obligations is deemed to include Fixed Rate Provider. Any of the terms Obligations or Indebtedness or other terms intended to reference Borrower's obligations secured hereunder is deemed to include obligations owed by Borrower to Fixed Rate Provider under the Rate Conversion Agreement between Fixed Rate Provider and Borrower, dated on or about August 26, 2026 (such agreement, as the same may be amended or modified, the "Rate Conversion Agreement").

(b) Lender and Fixed Rate Provider have previously entered into a Master Servicing Agreement specifying, among other things, circumstances under which Fixed Rate Provider may take over Lender's rights under the Loan, Loan Agreement or Note and with respect to collateral for Borrower's obligations thereunder and under the Rate Conversion Agreement. Until Borrower's receipt of written notice from Fixed Rate Provider, Lender will be entitled to exercise all rights of Lender and Fixed Rate Provider hereunder and all rights of Lender under the Loan, Loan Agreement or Note. Upon and after written notice from Fixed Rate Provider to Borrower that Fixed Rate Provider is entitled to act with respect to the Loan, Loan Agreement or Note and the property pledged hereunder, (i) Fixed Rate Provider will be entitled to exercise all rights of Lender and Fixed Rate Provider hereunder and all rights of Lender under the Loan, Loan Agreement or Note and (ii) Borrower will comply with instructions, notices and other communications solely from Fixed Rate Provider with respect to rights of Lender and Fixed Rate Provider hereunder and rights of Lender under the Loan, Loan Agreement or Note. The relative rights and priorities as between Fixed Rate Provider and Lender with respect to the rights referred to in this paragraph will be governed by the Master Servicing Agreement.

(c) As additional security for Borrower's obligations to Lender secured hereunder, Borrower pledges to Lender and grants Lender a first priority lien and security interest in any Early Unwind Amount (as defined in the Rate Conversion Agreement) owed to Borrower under the Rate Conversion Agreement. In the event of a default by Borrower under the Loan, Loan Agreement or Note, Borrower assigns to Lender payment of any such Early Unwind Amount. Upon written notice from Lender to Fixed Rate Provider that a default has occurred under the Loan, Loan Agreement or Note, Fixed Rate Provider will be authorized to pay such Early Unwind Amount to Lender without liability to Borrower. Any dispute on Borrower's part regarding the appropriateness of Lender's notice of default or Fixed Rate Provider's payment of the Early Unwind Amount to Lender will be addressed by Borrower to Lender, and Borrower will not seek legal or other recourse or remedy from or with respect to Fixed Rate Provider.

ARTICLE III
WARRANTIES AND REPRESENTATIONS

Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of this Lien Instrument, as follows:

3.1 Title and Lien. Borrower has good and marketable title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases, covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions. This Lien Instrument constitutes a valid, subsisting first lien on the Land, the Improvements, the Leases and the Fixtures; a valid, subsisting security interest in and to the Personalty, Contracts, Rents which security interest is perfected and prior to all other liens, security interests and encumbrances, and, to the extent that the term "Leases" includes items covered by the Code, in and to the Leases; all in accordance with the terms hereof and all subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure or other enforcement of this Lien Instrument, and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Mortgaged Property pursuant to any foreclosure or otherwise.

3.2 Incorporation of Warranties and Representations. All the warranties, representations, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the

other Loan Documents, are hereby made a part of this Lien Instrument to the same extent and with the same force as if fully set forth herein.

3.3 Separate Tax Parcel; Legal Lot. To the best of Borrower's actual knowledge, the Mortgaged Property is taxed separately without regard to any other real estate and the Land constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Land is required under applicable Legal Requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel.

3.4 Borrower and Lender, by this affirmative statement pursuant to O.C.G.A 44-14-80, intend to establish a perpetual or indefinite security interest and security title in the Mortgaged Property.

ARTICLE IV
AFFIRMATIVE COVENANTS

Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

4.1 Payment and Performance. Borrower will pay the Indebtedness as and when specified in the Loan Documents, and will perform and discharge all of the Obligations, in full and on or before the dates same are to be performed.

4.2 First Lien Status. Borrower will protect the first lien and security interest status of this Lien Instrument and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

4.3 Tax on Lien Instrument. If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Lien Instrument, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Borrower will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Borrower to pay such taxes, then Borrower must prepay the Indebtedness in full within ninety (90) days after demand therefor by Lender.

4.4 Incorporation of Affirmative Covenants, Conditions and Agreements. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Lien Instrument to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Mortgaged Property, pay all property taxes and other impositions, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the proceeds of insurance and awards for condemnation shall be settled, held and applied in accordance with the Loan Agreement.

ARTICLE V
NEGATIVE COVENANTS

Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

5.1 Use Violations. Except to the extent permitted under the Loan Agreement, Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property. If under applicable zoning provisions the use of the Mortgaged Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender, except to the extent permitted under the Loan Agreement. Borrower will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (i) materially violates any legal requirement; (ii) may be materially dangerous, unless safeguarded as required by law and/or appropriate insurance; (iii) constitutes a public or private nuisance; (iv) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto; (v) changes the use of the Mortgaged Property; (vi) permits or suffers to occur any material waste on or to the Mortgaged Property; or (vii) converts the Mortgaged Property to a condominium or cooperative form of ownership.

5.2 No Drilling. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof; provided, however, extraction of Minerals from the subsurface of the Land shall not be deemed to violate this Section 5.2 so long as such extraction is done from an offsite location consistent with all legal requirements and in a manner such that no material negative effect or danger whatsoever occurs with respect to the surface of the Mortgaged Property.

5.3 No Disposition or Encumbrance. Neither Borrower nor any shareholder, member or partner of Borrower will make a Disposition without obtaining Lender's prior written consent, other than a Permitted Disposition. Borrower will not create, incur, assume or suffer to exist any lien or encumbrance against all or any portion of the Mortgaged Property, other than as expressly permitted pursuant to the Loan Agreement including, without limitation, any lien securing a Property-Assessed Clean Energy (PACE) or similar loan.

5.4 Incorporation of Covenants, Conditions and Agreements. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Lien Instrument to the same extent and with the same force as if fully set forth herein.

ARTICLE VI
EVENTS OF DEFAULT

6.1 The term "Event of Default," as used herein shall have the same meaning described for such term in the Loan Agreement.

ARTICLE VII
REMEDIES

7.1 Lender's Remedies Upon Event of Default. Upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Lender may, at Lender's option, by Lender itself or otherwise, do any one or more of the following:

(a) Right to Perform Borrower's Covenants. Lender may, but shall not be obligated to any person to do so, perform or attempt to perform any covenant of Borrower, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall

be and become a part of the Indebtedness, and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so advanced or paid by Lender, with interest from the date when paid or incurred by Lender at the Default Interest Rate. No such payment by Lender shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

(b) Right of Entry. Lender may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Borrower and to apply such Rents as provided in Article IX hereof. All such costs, expenses, and liabilities incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as set forth in Section 9.3 hereof, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Interest Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by Lender pursuant to this subsection, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Lender in managing the Mortgaged Property unless such loss is caused by the willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. **BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY LENDER FOR, AND TO HOLD LENDER HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE.** Should Lender incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Interest Rate, shall be secured hereby, and Borrower shall reimburse Lender therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any hazardous or environmentally sensitive substance in, on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to, ratifies, and confirms any and all actions of Lender with respect to the Mortgaged Property taken under this subsection.

(c) Right to Accelerate. Lender may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under the Loan Documents, at law or in equity.

(d) Foreclosure. Immediately commence an action to foreclose this Lien Instrument or to specifically enforce its provisions or any of the Indebtedness, pursuant to the statutes in such case made and provided, and sell the Mortgaged Property or cause the Mortgaged Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender.

(e) Sale by Lender. The Lender, at its option, may sell, and is hereby authorized and empowered to sell, the Mortgaged Property or any part of the Mortgaged Property at one or more public sale or sales at the door of the Courthouse in the county where the Land is located, to the highest bidder for cash, in order to pay the Indebtedness and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, in bar of the right and equity of redemption, homestead, and all other rights and exemptions of every kind, if any (including, without limitation, all rights under any appraisement, valuation, stay or extension laws and all rights to have the Mortgaged Property marshaled upon foreclosure hereof), which may now or hereafter exist, all of which are hereby expressly waived by Borrower, after first advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in the county where the Land is located, all other notice. At such public sale, Lender may execute and deliver to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple, and with full warranties of title, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Mortgaged Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for the collection of the Indebtedness, and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness. In the event of any sale under this Lien Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its discretion may elect, and, if Lender so elects, Lender may sell the personal property covered by this Lien Instrument concurrently with the real property covered hereby or at one or more separate sales in any manner permitted by any applicable Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Mortgaged Property is sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Lender may determine in its discretion. Upon any foreclosure sale, Lender may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price. In the event of any

such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. In case Lender shall have proceeded to enforce any right, power, or remedy under this Lien Instrument by foreclosure, entry or otherwise or in the event advertising of the intended exercise of the sale under power provided hereunder is commenced, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Event of Default occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default, and (iv) neither this Lien Instrument, nor the Note, nor the Indebtedness, nor any other Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence.

(f) Lender's Judicial Remedies. Lender may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Lien Instrument as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Lender with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

(i) Partial Foreclosure. Lender may, by following the procedures and satisfying the requirements prescribed by Georgia law, foreclose on only a portion of the Mortgaged Property and in such event, such foreclosure shall not affect the security title, security interest, or lien of this Lien Instrument on the remaining portion of the Mortgaged Property.

(ii) Separate Parcels and Personalty. In the event of any sale under this Lien Instrument by virtue of any judicial proceeding, the Mortgaged Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its discretion may elect, and, if Lender so elects, the personal Mortgaged Property covered by this this Lien Instrument may be sold concurrently with the real property covered hereby or at one or more separate sales in any manner permitted by any applicable law, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Mortgaged Property is sold or the Indebtedness is paid in full.

(iii) Other Security. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Lender may determine in its discretion.

(iv) Lender May Bid. Upon any foreclosure sale, Lender may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price in accordance with Georgia law. In the event of any such foreclosure sale, Borrower shall be deemed a tenant holding over and shall

forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of Georgia law applicable to tenants holding over.

(g) Lender's Right to Appointment of Receiver. Lender, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Borrower hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

(h) Lender's Uniform Commercial Code Remedies. Lender may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code Lender may and Borrower agrees as follows:

(i) without demand or notice to Borrower, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

(ii) Lender may require Borrower to assemble the Personalty and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Personalty; and

(iii) written notice mailed to Borrower as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

(iv) any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.604(a) of the Code; and

(v) in the event of a foreclosure sale, whether made pursuant to the Code, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of Lender, be sold as a whole; and

(vi) it shall not be necessary that Lender take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

(vii) prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Lender; and

(viii) after notification, if any, hereafter provided in this subsection, Lender may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Lender, Borrower shall assemble the Personalty and make it available to Lender at any place designated by Lender that is reasonably convenient to Borrower and Lender. Borrower agrees that Lender shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Lender in connection with the collection of the Indebtedness and the enforcement of Lender's rights under the Loan Documents. Lender shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section 7.4 of this Lien Instrument. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Borrower waives all rights of marshalling in respect of the Personalty; and

(ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, Lender having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(x) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

(i) Rights Relating to Rents. Borrower has, pursuant to Section 9.1 of this Lien Instrument, assigned to Lender all Rents under each of the Leases covering all or any portion of the Mortgaged Property. Upon the occurrence and during the continuance of an Event of Default, Borrower hereby agrees that the License shall automatically, and without further action of any kind or nature by Lender, terminate, and that Lender may deliver a Rent Demand to Borrower or deliver a Notice of Enforcement to Lessees. Lender may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Borrower agrees that any Rent Demand sent by Lender may be sent to Borrower pursuant to the notice provisions set forth in the Loan Agreement. Borrower shall, within ten days after its receipt of a Rent Demand, deliver to Lender such Rents as are described in the Rent Demand. After the termination of the License, all Rents collected by Lender shall be applied as provided for in Section 9.3; provided, however, that if the costs, expenses, and attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Interest Rate, and shall be immediately due and payable. The entrance upon and possession of the Mortgaged Property, the collection of Rents, and the application thereof as set forth above shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any action pursuant to such notice. Failure or discontinuance by Lender at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Lender of the right, power, and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power, or authority herein granted to Lender shall be, or shall be construed to be, an

affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Lien Instrument, to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents, with respect to the Mortgaged Property or any collateral given by Borrower to Lender. In addition, from time to time, Lender may elect, and notice hereby is given to each Lessee of such right, to subordinate the lien of this Lien Instrument to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election, the lien of this Lien Instrument shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance, such subordination will not affect or be applicable to (and will expressly exclude any) lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant, and other rights, titles, interests, or estates of any nature regarding all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Lien Instrument and the execution of the Lease identified in such instrument of subordination.

(j) Other Rights. Lender (i) may surrender the insurance policies maintained pursuant to the Loan Agreement or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of Section 7.4 hereof, and, in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) apply the reserve for all property taxes and other impositions and insurance premiums, if any, required by the provisions of this Lien Instrument, toward payment of the Indebtedness; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

(k) Lender as Purchaser. Lender may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be upon any other foreclosure of the liens and security interests hereof, or otherwise, and Lender shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. Lender, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of Lender's purchase shall be applied in accordance with Section 7.4 of this Lien Instrument.

(l) Not Limited Remedies. The remedies specified above in this Section 7.1 are not intended to be limited or exclusive remedies but are rather in addition to other remedies available to Lender in accordance with applicable law. Without limiting the foregoing, the exercise of any remedies by Lender pursuant to this Section 7.1 shall not be deemed to be an election in lieu of other nonjudicial or judicial remedies otherwise available to Lender.

7.2 Other Rights of Lender. Should any part of the Mortgaged Property come into the possession of Lender, whether before or after an Event of Default, Lender may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Lender may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Lender may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Lender in respect of the Mortgaged Property. Borrower covenants to promptly reimburse and pay to Lender on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, property taxes, impositions or other charges) incurred by Lender in connection with Lender's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Lender at the Default Interest Rate; and all such expenses, costs,

taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Lender's possession.

7.3 Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Borrower or Borrower's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Borrower and Borrower's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

7.4 Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Article VII, or the proceeds from the surrender of any insurance policies pursuant to any of the Loan Documents, or any Rents collected by Lender from the Mortgaged Property (following any application of such Rents in accordance with Section 9.3 hereof), or sums received pursuant to Section 8.1 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, or proceeds from insurance received pursuant to Section 8.2 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, shall be applied by Lender to the Indebtedness in the following order and priority: (i) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees; (ii) to the remainder of the Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness in the inverse order of maturity, and third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity; (iii) the balance, if any and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or Lender of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Lender shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (iv) the cash balance, if any, to Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.

7.5 Abandonment of Sale. In case Lender shall have proceeded to enforce any right, power, or remedy under this Lien Instrument by foreclosure, entry or otherwise or in the event advertising of the intended exercise of the sale under power provided hereunder is commenced, and such proceedings or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case, (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring and continuing prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default, and (iv) neither this Lien Instrument, nor the Note, nor the Indebtedness, nor any other Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby

expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence.

7.6 Payment of Fees. If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Lender to mature same, or if Lender becomes a party to any suit where this Lien Instrument or the Mortgaged Property or any part thereof is involved, Borrower agrees to pay Lender's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Interest Rate.

7.7 Miscellaneous.

(a) Discontinuance of Remedies. In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

(b) Other Remedies. In addition to the remedies set forth in this Article, upon the occurrence of an Event of Default, Lender shall, in addition, have all other remedies available to it at law or in equity.

(c) Remedies Cumulative; Non-Exclusive; Etc. All rights, remedies, and recourses of Lender granted in the Note, this Lien Instrument, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Mortgaged Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Mortgaged Property prior to Lender bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Lender elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Borrower prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Lien Instrument, shall remain in full force and effect and may be exercised at Lender's option.

(d) Partial Release; Etc. Lender may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Lien Instrument or the other Loan Documents or affecting the obligations of Borrower or any other party to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect. No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

(e) Waiver and Release by Borrower. Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Lender's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

(f) No Implied Covenants. Borrower and Lender mutually agree that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Lien Instrument and the other Loan Documents. All agreed contractual duties are set forth in this Lien Instrument, the Note, and the other Loan Documents.

(g) Real Property Laws Govern. Except to the extent elected otherwise by Lender pursuant to Section 7.1(g) hereinabove with respect to particular items of Fixtures or Personalty, in accordance with the provisions of Section 9.604 of the Code, the remedies in this Article VII are available under and governed by the real property laws of Georgia and are not governed by the personal property laws of Georgia (including, without limitation, personal property laws governing the disposal of personal property in a commercially reasonably manner under Section 9.627 of the Code or the application of proceeds under Section 9.615 of the Code). Unless specifically elected otherwise by Lender pursuant to Section 7.1(g) above as to particular items of Fixtures or Personalty, no action by Lender taken pursuant to this Article VII shall be deemed to be an acceptance of collateral in satisfaction of obligations under Section 9.620 of the Code.

7.8 Waiver of Any Deficiency Limitation. Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Indebtedness equal to the difference between the amount owing on the Indebtedness and the amount for which the Mortgaged Property was sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that, to the extent allowed by law, this Section 7.8 constitutes a waiver of any statutory limitation or procedural requirements with respect to any such deficiency including, without limitation, any statutory or other legal requirement, if any, that Borrower be entitled to a judicial determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Borrower, Guarantor and others against whom recovery of the deficiency is sought.

ARTICLE VIII
SPECIAL PROVISIONS

8.1 Condemnation Proceeds. Lender shall be entitled to receive any and all sums which may be awarded and become payable to Borrower for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such sums. Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Lender as a result of condemnation shall be applied or disbursed in accordance with the terms of the Loan Agreement.

8.2 Insurance Proceeds. The proceeds of any and all insurance upon the Mortgaged Property shall be collected by Lender to be applied or disbursed in accordance with the terms of the Loan Agreement.

ARTICLE IX
ASSIGNMENT OF RENTS

9.1 Present Assignment. Borrower hereby absolutely and unconditionally GRANTS, BARGAINS, SELLS, and CONVEYS the Rents unto Lender, in order to provide a source of future payment of the Indebtedness and the Obligations, subject only to the Permitted Exceptions applicable thereto and the License, it being the intention of Borrower and Lender that this conveyance be absolute, presently and immediately effective and is neither conditional nor security for the repayment of the Indebtedness and the Obligations; TO HAVE AND TO HOLD the Rents unto Lender, forever and Borrower does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Rents unto Lender against every Person whomsoever lawfully claiming or to claim the same or any part thereof.

9.2 Collection of Rents. Subject to the terms and provisions of Section 7.1(i), Borrower may exercise and enjoy all incidences of the status of a lessor with respect to the Rents, including, without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Borrower shall receive all Rents and will apply the Rents so collected first to the payment of the Indebtedness, next to the performance and discharge of the Obligations, and next to the payment of operating expenses for the Mortgaged Property. Thereafter, Borrower may use the balance of the Rents collected in any manner consistent with the Loan Documents. Neither this assignment nor the receipt of Rents by Lender (except to the extent, if any, that Lender actually receives and applies such Rents to the Indebtedness at its election) shall effect a pro tanto payment of the Indebtedness. Rents actually received by Lender shall be applied by Lender as provided in Section 9.3. Lender shall not be deemed to have received Rents or to have applied Rents to the Indebtedness until the money is actually received by Lender at its principal office specified on page one hereof, or at such other place as Lender shall designate in writing. Lender shall not apply Rents to the Indebtedness after foreclosure or any other transfer of all or any part of the Mortgaged Property to Lender or any third party.

9.3 Notice of Enforcement. Upon receipt from Lender of a Notice of Enforcement, each Lessee under the Leases is hereby authorized and directed to pay directly to Lender all Rents thereafter accruing and the receipt of Rents by Lender shall be a release of such Lessee to the extent of all amounts so paid. The receipt by a Lessee under the Leases of a Notice of Enforcement shall be sufficient authorization for such Lessee to make all future payments of Rents directly to Lender and each such Lessee shall be entitled to rely on the Notice of Enforcement and shall have no liability to Borrower for any Rents paid to Lender after receipt of the Notice of Enforcement. Rents so received by Lender under this Lien Instrument for any period prior to foreclosure under the Lien Instrument or acceptance of a deed in lieu of such foreclosure shall be applied by Lender to the payment of the following (in such order and priority as Lender shall determine): (i) all Operating Expenses; (ii) all expenses incident to taking and retaining possession of the Mortgaged Property and/or collecting Rent as it becomes due and payable; and (iii) the Indebtedness. In no event will the provisions of this Section 9.3 reduce the Indebtedness except to the extent, if any, that Rents and Revenues are actually received by Lender and applied upon or after said receipt to such Indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, Lender may, at its option, at any time and from time to time, release to Borrower, Rents and Revenues so received by Lender or any part thereof. As between Borrower and Lender, and any Person claiming through or under Borrower, other than any Lessee under the Leases who has not received a Notice of Enforcement, this Assignment is intended to be absolute, unconditional and presently and immediately effective (and not an assignment for additional security), and the Notice of Enforcement hereof is intended solely for the benefit of each such Lessee and shall never inure to the benefit of Borrower or any Person claiming through or under Borrower, other than a Lessee who has not received such Notice of Enforcement. It shall never be

necessary for Lender to institute legal proceedings of any kind whatsoever to enforce the provisions of this Assignment with respect to Rents. BORROWER SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY LESSEE FOR THE PAYMENT OF ANY RENTS AND REVENUES TO LENDER HEREUNDER AND BORROWER SHALL INDEMNIFY, DEFEND, AND HOLD FREE AND HARMLESS EACH LESSEE FROM AND AGAINST ALL LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE SUFFERED OR INCURRED BY SUCH LESSEE BY REASON OF SUCH LESSEE'S COMPLIANCE WITH ANY NOTICE OF ENFORCEMENT

9.4 Collection of Rent. At any time during which Borrower is receiving Rents directly from any of the Lessees, Borrower shall, upon receipt of written direction from Lender, make demand and/or sue for all Rents due and payable under one or more Leases, as directed by Lender, as it becomes due and payable, including Rents that are past due and unpaid. If Borrower fails to take such action, or at any time during which Borrower is not receiving Rents directly from Lessees, Lender may, without obligation, demand, collect, and sue for, in its own name or in the name of Borrower, all Rents due and payable under the Leases, as they become due and payable, including Rents that are past due and unpaid.

ARTICLE X
SECURITY AGREEMENT

10.1 Security Interest. This Lien Instrument (i) shall be construed as a deed to secure debt on real property, and (ii) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of the Code until the grant of this Lien Instrument shall terminate as provided in Section 12.1 hereof. Borrower shall cause the security interest granted hereby to continuously be a first and prior security interest under the Code (subject only to the applicable Permitted Exceptions) as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Rents and Leases. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Lender, a first and prior security interest in all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts, Rents and Leases to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. It is the intent of Borrower and Lender that this Lien Instrument encumber all Leases and that all items contained in the definition of "Leases" which are included within the Code be covered by the security interest granted in this Article; and all items contained in the definition of "Leases" which are excluded from the Code be covered by the provisions of Article II hereof.

10.2 Financing Statements. Borrower hereby agrees with Lender to authenticate and deliver to Lender, in form and substance satisfactory to Lender, such "Financing Statements" and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted and the priority thereof, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest and the priority thereof. Without limiting the foregoing, Borrower hereby specifically authorizes Lender to prepare, file of record or otherwise effectuate new financing statements, financing statement amendments and financing statement continuations which describe all or any portion of the Mortgaged Property as collateral thereunder and Borrower specifically agrees that Lender may cause same to be filed without any signature of a representative of the Borrower appearing thereon where such filings are permitted by applicable law.

10.3 Fixture Filing. This Lien Instrument shall also constitute a "fixture filing" for the purposes of the Code. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties hereto at the addresses set forth on the

first page hereof. For purposes of the security interest herein granted, the address of Debtor (Borrower) and the address of the Secured Party (Lender) is set forth in the first paragraph of this Lien Instrument.

ARTICLE XI
RESERVED

ARTICLE XII
MISCELLANEOUS

12.1 Release. If the Indebtedness is paid in full in accordance with the terms of this Lien Instrument, the Note, and the other Loan Documents, and if Borrower shall well and truly perform each and every one of the Obligations to be performed and discharged in accordance with the terms of the Loan Documents, then this conveyance shall be released at Borrower's request and expense, and Lender shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents; provided, however, if at any time any such repayment of all or any part of the Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, this conveyance shall be deemed reinstated as though such rescinded, restored or returned payment had been due but not made at such time.

12.2 Performance at Borrower's Expense. Borrower shall (i) pay all reasonable legal fees incurred by Lender in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); and (ii) reimburse Lender, promptly upon demand, for all amounts expended, advanced, or incurred by Lender to satisfy any obligation of Borrower under the Loan Documents, which amounts shall include all court costs, reasonable attorneys' fees (including, without limitation, for trial, appeal, or other proceedings), reasonable fees of auditors and accountants and other investigation expenses reasonably incurred by Lender in connection with any such matters. Except to the extent that costs and expenses are included within the definition of "Indebtedness," the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

12.3 Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this section shall limit the obligations of Borrower as otherwise set forth herein.

12.4 Recording and Filing. Borrower will cause the Loan Documents (requested by the Lender) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Lender shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

12.5 Notices. All notices or other communications required or permitted to be given pursuant to this Lien Instrument shall be in writing and shall be considered as properly given if provided in a manner consistent with the notice provisions in the Loan Agreement.

12.6 Covenants Running with the Land. All Obligations contained in this Lien Instrument and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Lien Instrument has been fully released by Lender.

12.7 Successors and Assigns. All of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives and all other Persons claiming by, through, or under them.

12.8 No Waiver; Severability. Any failure by Lender to insist, or any election by Lender not to insist, upon strict performance by Borrower or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Lender shall have the right at any time or times thereafter to insist upon strict performance by Borrower or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of any of the Loan Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

12.9 Counterparts. To facilitate execution, this Lien Instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Lien Instrument to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

12.10 APPLICABLE LAW. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW; PROVIDED, HOWEVER, IF THE LAND AND IMPROVEMENTS ARE SITUATED IN A STATE OTHER THAN TEXAS, THE LIEN AND REMEDIAL RIGHTS PURSUANT TO THIS LIEN INSTRUMENT AGAINST THE MORTGAGED PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE LAND AND IMPROVEMENTS ARE LOCATED.

12.11 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

12.12 Rights Cumulative. Lender shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to

exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

12.13 Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

12.14 Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement of even date herewith between Lender and Borrower pertaining to the construction of Improvements on the Land, and the funding of the principal amount of the Note. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

12.15 Construction. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

12.16 ENTIRE AGREEMENT; AMENDMENT. THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

12.17 WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS.

12.18 NOTICE OF INDEMNIFICATION: BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS LIEN INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS, INCLUDING, BUT NOT LIMITED TO SECTION 7.1 HEREOF WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER'S OWN NEGLIGENCE.

ARTICLE XIII

STATE SPECIFIC PROVISIONS

13.1 Conflict With Other Documents. Notwithstanding anything contained in this Lien Instrument, in the event of a conflict between the provisions of this Article X and any other part of this Lien

Instrument, the terms and provisions of this Article X shall modify and supersede and shall govern with control over such other conflicting portion(s) of this Lien Instrument.

13.2 Attorney's Fees. As used herein and in all other Loan Documents, the phrase "reasonable attorneys' fees," "attorneys' fees" or words of similar import shall refer to the fees of Lender's outside legal counsel computed on the basis of the regular billing rates of the attorneys and paralegals involved in such matters based on the hours actually worked by such attorneys and paralegals and shall be computed without regard to O.C.G.A. 13-1-11 or any other statutory presumption.

13.3 References. Any and all references in this Lien Instrument to the "mortgaging" of the Mortgaged Property, or words of similar import shall be deemed to mean "the granting of security title and security interest in" such property. Additionally, any and all references to the "lien" of this Lien Instrument, or words of similar import shall be deemed to mean "the lien, security interest and security title" of this Lien Instrument.

13.4 Commercial Transaction. The interest of Lender hereunder and the obligations of Borrower for the obligations secured by this Lien Instrument arise from a "commercial transaction" within the meaning of O.C.G.A. § 44-14-260(1). Accordingly, pursuant to O.C.G.A. § 44-14-263, Borrower waives any and all rights which Borrower may have to notice prior to seizure by Lender of any interest in personal property of Borrower which constitutes part of the Mortgaged Property, whether such seizure is by writ of possession or otherwise, and also waives the requirement for any bond in connection with any writ of immediate possession sought by Lender.

13.5 WAIVER OF BORROWER'S RIGHTS. BY EXECUTION OF THIS LIEN INSTRUMENT, BORROWER EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF LENDER TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE LOAN AGREEMENT AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE MORTGAGED PROPERTY BY NONJUDICIAL FORECLOSURE UPON AN EVENT OF DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE EXCEPT AS REQUIRED IN THE LOAN AGREEMENT; (B) TO THE EXTENT ALLOWED BY APPLICABLE LAW, WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS LIEN INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH LEGAL COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED under seal as of the date first above written.

Signed, sealed and delivered in the presence of:

Viana Johnson
Unofficial Witness
Printed Name: Viana Johnson

Alexes Dixon
Notary Public
My Commission Expires: 02/27/29

(NOTARY SEAL)

Notary Public State of Florida
Alexes Dixon
My Commission HH 645751
Expires 2/27/2029

BORROWER:

WILD ANIMAL SAFARI, INC.,
a Georgia corporation

By: Geoffrey Gannon
Name: Geoff Gannon
Title: President

List of Exhibits:

Exhibit A - Land Description

Exhibit "A"

ALL THAT TRACT or parcel of land lying and being in Land Lots 137 and 170 of the 3d District of Troup County, Georgia, and Land Lots 8, 9, 10, 25 and 26 of the 4th District of Troup County, and being more particularly described as follows:

Beginning at an iron pin located at the intersection of the southern right of way line of Oak Grove Road (said road having an 80 foot right of way) and the West line of Land Lot 10 and the East line of Land Lot 25 running thence South 00 degrees 28 minutes 00 seconds East a distance of 1,191.94 feet to an iron pin found; thence run North 89 degrees 15 minutes 40 seconds East a distance of 850.44 feet to an iron pin found; thence run North 89 degrees 16 minutes 00 seconds East a distance of 526.95 feet to an iron pin found; thence run South 06 degrees 24 minutes 03 seconds East a distance of 967.49 feet to an iron pin found which is also located on the western right of way line of Murphy Cemetery Road (said road being a soil drive with a 25 - 30 foot, more or less, right of way, back of the ditch to back of ditch). Thence continuing along the western right of way of said Murphy Cemetery Road South 13 degrees 28 minutes 55 seconds West a distance of 202.36 feet to an iron pin set; thence run South 05 degrees 26 minutes 23 seconds West a distance of 175.54 feet to an iron pin set; thence run South 02 degrees 03 minutes 07 seconds West a distance of 225.26 feet to an iron pin set having a gate located thereon; thence run North 87 degrees 32 minutes 21 seconds East a distance of 29.73 feet to an iron pin set and also the southern terminus of Murphy Cemetery Road; thence leaving said right of way of Murphy Cemetery Road run North 77 degrees 51 minutes 16 seconds East a distance of 107.54 feet to an iron pin found; thence run North 01 degrees 11 minutes 55 seconds East a distance of 140.18 feet to an iron pin set; thence run North 60 degrees 56 minutes 59 seconds West a distance of 120.48 feet to an iron pin set located on the eastern right of way line of Murphy Cemetery Road; thence continuing along said eastern right of way line of Murphy Cemetery Road North 05 degrees 13 minutes 08 seconds East a distance of 173.37 feet to an iron pin set; thence run North 14 degrees 01 minutes 24 seconds East a distance of 405.36 feet to an iron pin set; thence run North 28 degrees 25 minutes 03 seconds East a distance of 109.75 feet to an iron pin set; thence run North 52 degrees 03 minutes 17 seconds East a distance of 162.99 feet to an iron pin set; thence run North 61 degrees 43 minutes 43 seconds East a distance of 198.38 feet to an iron pin found; thence run North 68 degrees 58 minutes 50 seconds East a distance of 146.40 feet to an iron pin set; thence run North 75 degrees 58 minutes 47 seconds East a distance of 221.76 feet to an iron pin found; thence run North 78 degrees 00 minutes 00 seconds East a distance of 210.87 feet to an iron pin found; thence run North 83 degrees 39 minutes 35 seconds East a distance of 225.35 feet to an iron pin found; thence run North 79 degrees 54 minutes 29 seconds East a distance of 78.51 feet to an iron pin found; thence run North 67 degrees 47 minutes 02 seconds East a distance of 77.25 feet to an iron pin found which is located on the southern right of way line of Oak Grove Road (said road having an 80 foot right of way) intersecting the southern terminus of Tucker Road (said road having an 80 foot right of way). Thence continuing along the southern right of way of Oak Grove Road and along an arc of 73.67 feet with a radius of 862.82 feet and a chord bearing South 63 degrees 15 minutes 05 seconds East a distance of 73.65 feet to an iron pin found; thence run along an arc of 216.85 feet with a radius of 862.82 feet and a chord bearing South 73 degrees 41 minutes 45 seconds East a distance of 216.28 feet to an iron pin set; thence run South 80 degrees 53 minutes 44 seconds

East a distance of 378.53 feet to an iron pin found; thence leaving the southern right of way line of Oak Grove Road run South 02 degrees 58 minutes 54 seconds East a distance of 665.25 feet to an iron pin found; thence run South 73 degrees 23 minutes 04 seconds East a distance of 355.47 feet to an iron pin found; thence run South 00 degrees 40 minutes 21 seconds East a distance of 491.81 feet to a iron pin found; thence run North 89 degrees 14 seconds 07 seconds East a distance of 300.65 feet to an iron pin found located on the East line of Land Lot 137 and the West line of Land Lot 138; continuing along said East line of Land Lot 137 and the West line of Land Lot 138 South 00 degrees 44 minutes 09 seconds East a distance of 2,411.86 feet to an iron pin found; thence run South 88 degrees 33 minutes 49 seconds West a distance of 1,243.64 feet to an iron pin found which is a located on the East line of Land Lot 9 and the West line of Land Lot 137; continuing along said East line of Land Lot 9 and the West line of Land Lot 137 South 00 degrees 51 minutes 02 seconds East a distance of 1,170.01 to an iron pin set which is located 49 feet, more or less, north of the centerline of the Turkey Creek (the centerline of said creek being the property line and also along property now or formerly known as the Taylor Property) following the meanderings of said Turkey Creek in a northwesterly direction to a point located 15 feet north, more or less, to an iron pin found and having the following Tie Line (not a property line) calls and distances: North 22 degrees 15 minutes 25 seconds West a distance of 819.57 feet to a point; run thence North 56 degrees 55 minutes 24 seconds West a distance of 391.97 feet to a point; run thence North 66 degrees 48 minutes 34 seconds West a distance of 408.21 feet to a point; run thence North 82 degrees 33 minutes 16 seconds West a distance of 389.03 feet to a point; run thence North 15 degrees 44 minutes 32 seconds West a distance of 306.92 feet to a point; run thence South 73 degrees 45 minutes 09 seconds West a distance of 546.36 feet to an iron pin found which is located 15 feet south of the centerline of Turkey Creek. Thence run South 00 degrees 23 minutes 03 seconds East a distance of 104.00 feet from an iron pin set; run thence South 00 degrees 41 minutes 38 seconds East a distance of 420.84 feet to an iron pin found located on the South line of Land Lot 9 and the North line of Land Lot 8, continuing along said South line of Land Lot 9 and the North line of Land Lot 8 South 89 degrees 15 minutes 48 seconds West a distance of 879.71 feet to the common corners of Land Lot 26, Land Lot 27, Land Lot 9 and Land Lot 8; run thence along the East line of Land Lot of 26 and the West line of Land Lot 9 North 00 degrees 41 minutes 32 seconds West a distance of 243.88 feet to an iron pin found; thence continuing along the East line of Land Lot of 26 and the West line of Land Lot 9 North 00 degrees 41 minutes 32 seconds West a distance of 526.12 feet to an iron pin set which is located 15 feet south, more or less, of the centerline of the Turkey Creek (the centerline of said creek being the property line and also along property now or formerly known as Mt. Laurel Farms Subdivision) following the meanderings of said Turkey Creek in a northwesterly direction to a point located 53 feet south, more or less, to an iron pin set and having the following Tie Line (not a property line) calls and distances: North 83 degrees 30 minutes 46 seconds West a distance of 503.61 feet to a point; North 25 degrees 03 minutes 59 seconds West a distance of 585.58 feet to a point; North 23 degrees 20 minutes 54 seconds East a distance of 594.98 feet to a point; North 54 degrees 56 minutes 23 seconds West a distance of 640.15 feet to a point; North 29 degrees 55 minutes 43 seconds West a distance of 567.68 feet to a point; South 73 degrees 15 minutes 06 seconds West a distance of 823.05 feet to an iron pin set located on the eastern right of way line of Floyd Road and also 53 feet north, more or less, from the centerline of Turkey Creek. Thence continuing on the eastern right of way line of Floyd Road North along an arc of 115.54 feet with a radius of 1,018.47 feet and a chord bearing North 17 degrees 59 minutes 37 seconds West a distance of 115.48 feet to an iron pin set; thence run

North 21 degrees 15 minutes 01 seconds West a distance of 203.92 feet to an iron pin set; thence run North 20 degrees 31 minutes 47 seconds West a distance of 632.02 feet to an iron pin set; thence run North 20 degrees 06 minutes 18 seconds West a distance of 505.47 feet to an iron pin found; thence leaving the said easterly right of way line of Floyd Road running North 83 degrees 20 minutes 16 seconds East a distance of 438.41 feet to an iron pin found; thence run North 17 degrees 44 minutes 49 seconds West a distance of 152.55 feet to an iron pin found; thence run North 17 degrees 45 minutes 16 seconds West a distance of 148.51 feet to an iron pin found; thence run North 17 degrees 46 minutes 34 seconds West a distance of 148.59 feet to an iron pin found; thence run North 83 degrees 25 minutes 38 seconds East a distance of 585.54 feet to an iron pin found; thence run North 00 degrees 42 minutes 56 seconds West a distance of 1,298.42 feet to iron pin set which is also located on the southern right of way of Oak Grove Road (said road having an 80 foot right of way); thence continuing along the southern right of way of Oak Grove Road South 89 degrees 52 minutes 46 seconds East a distance of 201.49 feet to an iron pin set; thence North 89 degrees 25 minutes 53 seconds East a distance of 853.30 feet to an iron pin set; thence continuing along the southern right of way of Oak Grove Road and along an arc of 401.11 feet with a radius of 1,883.75 feet and a chord bearing South 84 degrees 28 minutes 34 seconds East a distance of 400.35 feet to an iron pin set; thence running South 78 degrees 08 minutes 43 seconds East a distance of 201.54 feet to an iron pin found which is also the point of beginning.

Said tract or parcel of land containing 539.94 acres, more or less, with improvements thereon, as more particularly described on a Survey and Plat By Jackson Land Surveying Co., Certified to Wild Animal Safari, Inc., CB&T, a Division of Synovus Bank, U. S. Small Business Administration, Morris|Hardwick|Schneider, Chicago Title Insurance Company, dated November 28, 2012, which plat is attached hereto as Exhibit "B" and incorporated herein by reference.

LESS AND EXCEPT:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 25 of the 4th Land District of Troup County, Georgia, identified as Tract 1 containing 48.246 acres, as shown on plat of survey prepared by Stothard Surveying, Inc., entitled "Subdivision Survey for Michael Newman", dated August 19, 2025, and recorded in Plat Book 85, Page 280, Troup County, Georgia, Deed Records, which plat is by reference incorporated herein and made a part hereof for the purpose of a more accurate and complete description.

Exhibit “B”



NOTICE OF FINAL AGREEMENT

THIS NOTICE OF FINAL AGREEMENT is incorporated in and shall be deemed to amend and supplement any Loan Agreement, as defined below, by **WILD ANIMAL SAFARI, INC.**, a Georgia corporation (whether one or more, the "Borrower"), and **CENDERA BANK, N.A.**, a national association (the "Lender"), for the following described transaction:

Principal Amount of Note:	$1,300,000.00
Effective Date of Note and this Notice of Final Agreement:	August 26, 2026

"Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust, mortgages, deeds to secure debt or other documents, or commitments, or any combination of those actions or documents, pursuant to which a financial institution loans or delays repayment of or agrees to loan or delay repayment of money, goods, services, or another thing of value or to otherwise extend credit or make a financial accommodation.

In addition to the covenants made in any Loan Agreement relating to the transaction described above, the Borrower, Guarantor and Lender further covenant and agree as follows:

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

The undersigned hereby represent and warrant that I/we have each received and read a copy of this Notice of Final Agreement on or before the execution of any Loan Agreement relating to the transaction described above. This Notice of Final Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

[SIGNATURE PAGES FOLLOW]

BORROWER:

WILD ANIMAL SAFARI, INC.,
a Georgia corporation

By: ______________________________
Name: Geoff Gannon
Title: President

LENDER:

CENDERA BANK, N.A.,
a national association

By: ______________________
Name: Ross Edmiston
Title: Senior Vice President

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") is executed effective as of August 26, 2026, by **WILD ANIMAL SAFARI, INC.**, a Georgia corporation (the "Borrower") and **PARKS! AMERICA, INC.**, a Nevada corporation (the "Guarantor" and collectively with Borrower, the "Indemnitor"), for the benefit of **CENDERA BANK**, a Texas state bank (together with its successors and assigns, "Lender").

RECITALS:

WHEREAS, Lender is making a loan ("Loan") to Borrower under and pursuant to the terms and provisions of that certain Loan Agreement between Lender, as lender, and Borrower, as borrower (the "Loan Agreement") of even date herewith which Loan is further evidenced by that certain Promissory Note (the "Note") executed by Borrower and payable to the order of Lender in the original principal amount of **ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00)**, secured, inter alia, by that certain Deed to Secure Debt, Assignment of Rents, Security Agreement and Fixture Financing Statement (the "Lien Instrument") covering the Mortgaged Property (as herein defined); and

WHEREAS, as a material inducement in order for Lender to make the Loan to Borrower, Indemnitor has agreed to execute and deliver this Agreement to and for the benefit of Lender.

NOW, THEREFORE, for and in consideration of the making of the Loan by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Indemnitor hereby agrees as follows:

AGREEMENT

ARTICLE I
DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

Approved Site Reviewer: Shall have the meaning provided in Section 3.6 hereof.

Customary Complying Substances: Hazardous Substances which are (i) customarily used in connection with the occupancy, use, operation or maintenance of the Mortgaged Property, (ii) in reasonably minimal amounts, taking into account the intended and proper use thereof, and properly containerized and labeled, and (iii) stored, transported, disposed of and used in a manner that does not violate Environmental Laws.

Environmental Laws: Any federal, state or local law, statute, ordinance, order, decree, code, directive, regulation, or the like, as well as under common law, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case whether now or hereafter in effect, pertaining to pollution, protection or cleanup of the environment, health, industrial hygiene or the environmental conditions on, under or about the Mortgaged Property, including, but not limited to, the following, as now or hereafter amended: Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. § 9601 et seq.; Resource, Conservation and Recovery Act ("RCRA"), 42 U.S.C. § 6901 et seq. as amended by the

EXECUTED under seal to be effective as of the date first written above.

BORROWER/INDEMNITOR:

WILD ANIMAL SAFARI, INC.,
a Georgia corporation

By: ______________________ [SEAL]
Name: Geoff Gannon
Title: President

GUARANTOR/INDEMNITOR:

PARKS! AMERICA, INC.,
a Nevada corporation

By: ______________________ [SEAL]
Name: Geoff Gannon
Title: President

List of Attachments:

Exhibit A – Description of Real Property
Exhibit B – Description of Environmental Reports